Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA Goldman Sachs Multi-Asset Insights Portfolio

(the “Portfolio”)

Supplement dated June 11, 2021

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2021, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers” references to Christopher Lvoff are deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Siwen Wu Vice President and Portfolio Manager	May 2021

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the second paragraph under “Goldman Sachs Asset Management L.P. (GSAM)” is deleted in its entirety and replaced with the following:

The SA Goldman Sachs Multi-Asset Insights Portfolio is managed by Neill Nuttall and Siwen Wu. Neill Nuttall is a managing director and the chief investment officer in the Multi-Asset Solutions (MAS) Group. Mr. Nuttall first joined GSAM in 2014 as a managing director. Prior to joining the firm, Mr. Nuttall worked for almost 30 years at JPMorgan Asset Management (JPMAM) and its heritage firms, based for 14 years in Hong Kong and subsequently in London. From 2006, Mr. Nuttall served as chief investment officer and head of JPMAM’s Global Multi Asset Group (GMAG) and later as head of Asset Allocation for GMAG. Prior to joining GMAG, Mr. Nuttall served as a managing director and senior strategist with JPMAM’s Currency Group. Siwen Wu, vice president and portfolio manager, has 10 years of industry experience and joined GSAM in 2014. Mr. Wu has been a long-standing member of the MAS team.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-GSM1.1 (6/21)

Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA Goldman Sachs Multi-Asset Insights Portfolio

(the “Portfolio”)

Supplement dated June 11, 2021

to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2021, as supplemented and amended to date

Effective immediately, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to Goldman Sachs Asset Management L.P. (“GSAM”), Christopher Lvoff’s information is deleted and the following is added:

		Other Accounts (As of March 31, 2021)

Advisers/ Subadviser	Portfolio Managers	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts

		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)

GSAM	Wu, Siwen	20	$10,998.1	5	$2,870.3	-	-

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAST_SAI_SUP1 (6/21)